SELIGMAN
-------------------------------
               New Technologies
                  Fund II, Inc.

                                                           [PHOTOS OMITTED]


                                                            MID-YEAR REPORT

                                                             JUNE 30, 2000

                                                             -----[]-----

                                                           SEEKING LONG-TERM
                                                        CAPITAL APPRECIATION BY
                                                        INVESTING IN COMPANIES
                                                        THAT HAVE THE POTENTIAL
                                                         TO PRODUCE TOMORROW'S
                                                             TECHNOLOGIES


                                                            [LOGO OMITTED]
                                                        J. & W. SELIGMAN & CO.
                                                             INCORPORATED
                                                           ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[GRAPHIC OMITTED]

JAMES, JESSE, AND
JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


TABLE OF CONTENTS

To the Stockholders .......................................................    1
Portfolio Overview ........................................................    2
Portfolio of Investments ..................................................    4
Statement of Assets and Liabilities .......................................    6
Statement of Operations ...................................................    7
Statement of Changes in Net Assets ........................................    8
Notes to Financial Statements .............................................    9
Financial Highlights ......................................................   11
Report of Independent Auditors
 AND For More Information .................................................   12
Board of Directors AND Executive Officers .................................   13

TO THE STOCKHOLDERS

We are pleased to present the first mid-year shareholder report for Seligman New Technologies Fund II. As of June 30, 2000, the Fund was over 56% invested in equities, with computer software and semiconductor companies comprising the largest percentages of these investments on an industry basis. At period-end, only 1% of the portfolio was invested in venture capital. However, over the course of the next year, the Fund expects to invest a substantial portion of its assets in equity securities of privately owned technology companies.

The first half of 2000 had been a challenging time for the stock market, in general, and for technology stocks, in particular. However, in June, technology stocks began to recover from what had been a very difficult six months in which the Nasdaq Composite Index -- a tech-heavy index -- lost 37% of its market value from March 10 through May 23.

We believe that this correction was healthy and necessary. Many technology stocks had reached valuation levels that appeared unsustainable. We feel that investors will now begin to focus on fundamentals, such as earnings growth and solid company management, rather than on buying stocks simply because their prices seem to be moving higher.

Such a return to fundamentals should benefit Seligman New Technologies Fund II. For publicly held companies, the Fund uses a bottom-up stock selection process, which means that the Fund's portfolio managers pick stocks based on their research of individual companies. They look for strong growth prospects, attractive valuations relative to earnings and cash flows, and unique competitive advantages. While the analytical approach is similar when considering private venture capital investments, liquidity considerations and prospects for raising additional capital are more important over the short term. Many of these companies need sufficient time to develop their businesses, and to generate sufficient revenues and cash flows from continuing operations.

The Fund's portfolio managers are optimistic regarding the outlook for the technology sector, and are particu- larly enthusiastic about semiconductors and the Internet/Online sector. Semiconductors are in increasing demand as a result of the continued growth in electronic communications and the Internet. The Internet is now widely used in the US and Europe, and the Fund's portfolio managers believe that its use will continue to expand around the globe.

Looking ahead, we expect that the economy will moderate as a result of the Federal Reserve Board's interest rate increases. While long-term trends remain healthy, the short-term investment environment, particularly in the technology sector, may become more challenging, making professional management crucial. Mutual and other investment funds provide investors with an opportunity to obtain the services of investment managers who have years of investment experience and the support of research teams to find the most promising opportunities.

Thank you for your support of Seligman New Technologies Fund II. The Fund's investment results, portfolio of investments, and financial statements, follow this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman

                                    /s/ Brian T. Zino

                                    Brian T. Zino
                                    President

August 11, 2000

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2000

                                                                         PERCENT
                                                                          OF NET
                                      ISSUES     COST           VALUE     ASSETS
                                      ------ ------------   ------------  ------
COMMON AND CONVERTIBLE PREFERRED STOCKS:

   Communications Infrastructure ....    3   $ 15,488,057   $ 14,752,987    2.0
   Communications Services ..........    2     13,449,826     14,817,788    2.0
   Computer and Business Services ...    2     13,946,715     13,991,975    1.8
   Computer Hardware/Peripherals ....    5     47,116,613     47,530,849    6.3
   Computer Software ................   14     90,878,058     93,020,360   12.4
   Electronic Components ............    2     17,257,082     16,987,088    2.2
   Electronics Capital Equipment ....    7     72,858,949     74,727,129    9.9
   Information Services .............    2     11,054,242     11,284,981    1.5
   Internet/Online ..................    3     31,536,554     31,356,847    4.2
   Media ............................    3     19,998,390     20,784,906    2.8
   Semiconductors ...................    9     90,270,281     92,474,084   12.3
                                        --   ------------   ------------  -----
                                        52    423,854,767    431,728,994   57.4
SHORT-TERM HOLDINGS AND

   OTHER ASSETS LESS LIABILITIES ....   16    320,662,980    320,662,980   42.6
                                        --   ------------   ------------  -----
NET ASSETS ..........................   68   $744,517,747   $752,391,974  100.0
                                        ==   ============   ============  =====


LARGEST INDUSTRIES*

JUNE 30, 2000

[BAR CHART OMITTED]


                                               Percent of
                                               Net Assets
                                               ----------
COMPUTER SOFTWARE               $93,020,360       12.4

SEMI-CONDUCTORS                 $92,474,084       12.3

ELECTRONICS CAPITAL EQUIPMENT   $74,727,129        9.9

COMPUTER HARDWARE/PERIPHERALS   $47,530,849        6.3

INTERNET/ONLINE                 $31,356,847        4.8

----------
* Excluding short-term holdings.

Portfolio Overview

ALLOCATION OF INVESTMENTS
JUNE 30, 2000

[PIE CHART OMITTED]

Publicly Traded Companies           56.4%
Net Cash and Short-Term Holdings    42.6%
Venture Capital                      1.0%


LARGEST PORTFOLIO HOLDINGS*
JUNE 30, 2000

SECURITY                                                                VALUE
--------                                                             -----------
SCI Systems .....................................................    $16,979,944
Amkor Technology ................................................     15,424,963
Novellus Systems ................................................     15,087,894
Intuit ..........................................................     15,041,881
PSINet ..........................................................     14,474,075
Integrated Device Technology ....................................     13,986,000
Lattice Semiconductor ...........................................     13,796,672
Synopsys ........................................................     12,085,938
Electronics for Imaging .........................................     11,872,550
American Power Conversion .......................................     11,488,078

----------

* Excluding short-term holdings.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000
                                                        SHARES           VALUE
                                                        ------         ---------
COMMON STOCKS  56.4%
COMMUNICATIONS
  INFRASTRUCTURE  2.0%
Artesyn Technologies*                                  270,200      $ 7,531,825
Aspect Communications*                                  68,100        2,675,053
Gilat Satellite Networks (Israel)*                      65,500        4,546,109
                                                                    -----------
                                                                     14,752,987
                                                                    -----------
COMMUNICATIONS
  SERVICES 2.0%
Copper Mountain Networks*                               54,300        4,783,491
NTL*                                                   167,500       10,034,297
                                                                    -----------
                                                                     14,817,788
                                                                    -----------
COMPUTER AND BUSINESS
  SERVICES 1.8%
Amdocs*                                                 61,300        4,704,775
Concord EFS*                                           357,200        9,287,200
                                                                    -----------
                                                                     13,991,975
                                                                    -----------
COMPUTER HARDWARE/
  PERIPHERALS 6.3%
Adaptec*                                               364,300        8,299,209
American Power Conversion*                             281,700       11,488,078
Apex*                                                  187,800        8,204,512
Electronics for Imaging*                               470,200       11,872,550
Lexmark International
  Group (Class A)*                                     114,000        7,666,500
                                                                    -----------
                                                                     47,530,849
                                                                    -----------
COMPUTER SOFTWARE 12.4%
BindView Development*                                  170,300        2,038,278
Entrust Technologies*                                   26,800        2,222,725
HNC Software*                                           48,000        2,970,000
Hyperion Solutions*                                    175,900        5,711,253
Intuit*                                                364,100       15,041,881
Macromedia*                                             19,700        1,904,128
Microsoft*                                             119,400        9,548,269
New Era Networks*                                       45,100        1,915,341
Parametric Technology*                                 825,000        9,049,219
Rational Software*                                      53,500        4,970,484
Remedy*                                                158,000        8,813,437
Symantec*                                              211,600       11,419,788
Synopsys*                                              350,000       12,085,938
Wind River Systems*                                    140,600        5,329,619
                                                                    -----------
                                                                     93,020,360
                                                                    -----------
ELECTRONIC COMPONENTS 2.2%
CTS                                                    148,900        6,700,500
Sawtek*                                                178,800       10,286,588
                                                                    -----------
                                                                     16,987,088
                                                                    -----------
ELECTRONICS CAPITAL
  EQUIPMENT 9.9%
ACT Manufacturing*                                     112,300        5,218,441
Credence Systems*                                      199,500       11,003,672
Kulicke & Soffa Industries*                            126,400        7,485,250
Novellus Systems*                                      266,600       15,087,894
Orbotech* (Israel)                                      91,900        8,538,084
SCI Systems*                                           433,300       16,979,944
Vishay Intertechnology*                                274,500       10,413,844
                                                                    -----------
                                                                     74,727,129
                                                                    -----------
INFORMATION SERVICES 1.5%
CSG Systems International*                              95,800        5,373,781
Gartner Group (Class A)*                               492,600        5,911,200
                                                                    -----------
                                                                     11,284,981
                                                                    -----------
INTERNET/ONLINE 3.2%
America Online*                                        184,300        9,721,825
PSINet*                                                576,800       14,474,075
                                                                    -----------
                                                                     24,195,900
                                                                    -----------
MEDIA 2.8%
Adelphia Communications
  (Class A)*                                           208,800        9,780,975
Charter Communications
  (Class A)*                                           612,800       10,092,050
TV Guide (Class A)*                                     26,600          911,881
                                                                    -----------
                                                                     20,784,906
                                                                    -----------
SEMICONDUCTORS 12.3%
Advanced Micro Devices*                                 88,200        6,813,450
Amkor Technology*                                      437,200       15,424,963
Conexant Systems*                                      142,200        6,927,806
Cypress Semiconductor*                                 168,500        7,119,125
Dallas Semiconductor*                                  191,700        7,811,775
Integrated Device Technology*                          233,100       13,986,000
Lam Research*                                          282,600       10,606,331
Lattice Semiconductor*                                 199,500       13,796,672
Microchip Technology*                                  171,100        9,987,962
                                                                    -----------
                                                                     92,474,084
                                                                    -----------
TOTAL COMMON STOCKS
(Cost $416,693,820)                                                 424,568,047
                                                                    -----------
CONVERTIBLE PREFERRED
  STOCKS 1.0%
  (Cost $7,160,947)
INTERNET/ONLINE 1.0%
Metro-Optix (Series B)#                                723,328        7,160,947
                                                                    -----------
----------
See footnotes on page 5.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
                                                        ------         ---------
SHORT-TERM
  HOLDINGS  72.3%
FIXED TIME DEPOSITS  39.9%
ABN-AMRO Bank,
  Grand Cayman
  7%, due 7/3/2000                                 $35,000,000      $35,000,000
Bank of Montreal,
  Grand Cayman
  6.75%, due 7/3/2000                               35,000,000       35,000,000
Bank of Nova Scotia,
  Grand Cayman
7%, due 7/3/2000                                    20,200,000       20,200,000
Bayerische Hypo-Und
  Vereinsbank, Grand Cayman
  6.88%, due 7/3/2000                               35,000,000       35,000,000
Canadian Imperial Bank of
  Commerce, Grand Cayman
  6.88%, due 7/3/2000                               35,000,000       35,000,000
Dexia Banque,
  Grand Cayman
  7%, due 7/3/2000                                  35,000,000       35,000,000
National Westminster Bank,
  Nassau 6.94%, due 7/3/2000                        35,000,000       35,000,000
State Street Bank and Trust,
  Grand Cayman 6.88%,
  due 7/3/2000                                      35,000,000       35,000,000
Wachovia Bank and Trust,
  Grand Cayman 6.65%,
  due 7/3/2000                                      35,000,000       35,000,000
                                                                   ------------
TOTAL FIXED
   TIME DEPOSITS
  (Cost $300,200,000)                                               300,200,000
                                                                   ------------
COMMERCIAL PAPER  32.4%
American Express Credit
  6.56%, due 7/24/2000                             $35,000,000       34,853,311
American General Finance
  6.61%, due 7/20/2000                              35,000,000       34,877,899
Associates Corp. of North
  America 6.65%,
  due 7/6/2000                                      35,000,000       34,967,674
Ford Motor Credit
  6.60%, due 7/13/2000                              35,000,000       34,923,000
General Electric Capital
  6.55%, due 7/10/2000                              35,000,000       34,942,687
John Deere Capital Corp.
  6.57%, due 7/27/2000                              35,000,000       34,833,925
Norwest Financial
  6.56%, due 7/17/2000                              35,000,000       34,897,955
                                                                   ------------
TOTAL COMMERCIAL
   PAPER
  (Cost $244,296,451)                                               244,296,451
                                                                   ------------
TOTAL SHORT-TERM
   HOLDINGS
  (Cost $544,496,451)                                               544,496,451
                                                                   ------------
TOTAL INVESTMENTS 129.7%
  (Cost $968,351,218)                                               976,225,445
OTHER ASSETS
  LESS LIABILITIES (29.7)%                                         (223,833,471)
                                                                   ------------
NET ASSETS 100.0%                                                  $752,391,974
                                                                   ============

----------

* Non-income producing security.

# Restricted and non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments, at value:
  Common stocks (cost $416,693,820) .............. $424,568,047
  Convertible preferred stocks
    (cost $7,160,947) ............................    7,160,947
  Short-term holdings (cost $544,496,451) ........  544,496,451    $976,225,445
                                                   ------------
Cash ..........................................................       6,508,950
Receivable from associated company ............................         263,119
Receivable for dividends and interest .........................          57,364
                                                                   ------------
TOTAL ASSETS ..................................................     983,054,878
                                                                   ------------
LIABILITIES:
Payable for securities purchased ..............................     227,520,792
Accrued expenses and other ....................................       3,142,112
                                                                   ------------
TOTAL LIABILITIES .............................................     230,662,904
                                                                   ------------
NET ASSETS ....................................................    $752,391,974
                                                                   ============
COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value;
  100,000,000 shares authorized;
  31,498,982 shares outstanding): .............................    $    314,990
Additional paid-in capital ....................................     744,849,083
Accumulated net investment loss ...............................        (646,326)
Net unrealized appreciation of investments ....................       7,874,227
                                                                   ------------
NET ASSETS ....................................................    $752,391,974
                                                                   ============
NET ASSET VALUE PER SHARE .....................................    $      23.89
                                                                   ============

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JUNE 22, 2000* TO JUNE 30, 2000

INVESTMENT INCOME:
Interest .........................................   $ 1,036,588
                                                     -----------
TOTAL INVESTMENT INCOME .........................................   $ 1,036,588

EXPENSES:
Incentive fee ....................................     1,275,512
Management fee ...................................       244,441
Stockholder servicing fees .......................       121,717
Organization expenses ............................       102,500
Stockholder reports and communications ...........        84,387
Stockholder account services .....................        82,221
Auditing and legal fees ..........................        35,000
Miscellaneous ....................................           255
                                                     -----------
Total expenses before fee waiver/reimbursement ...     1,946,033
Fee waiver/reimbursement of expenses .............      (263,119)
                                                     -----------
TOTAL EXPENSES AFTER FEE WAIVER/REIMBURSEMENT ...................     1,682,914
                                                                    -----------
NET INVESTMENT LOSS .............................................      (646,326)

NETUNREALIZED GAIN ON INVESTMENTS:
Net unrealized appreciation of investments .......     7,874,227
                                                     -----------
NET GAIN ON INVESTMENTS .........................................     7,874,227
                                                                    -----------
INCREASE IN NET ASSETS FROM OPERATIONS ..........................   $ 7,227,901
                                                                    ===========


----------
* Commencement of operations.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM JUNE 22, 2000* TO JUNE 30, 2000

OPERATIONS:
Net investment loss ...........................................    $   (646,326)
Net unrealized appreciation of investments ....................       7,874,227
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS ........................       7,227,901
                                                                   ------------
                                                      SHARES
CAPITAL SHARE TRANSACTIONS:                         -----------
Net proceeds from issuance of Common Stock ........  31,494,762     745,064,059
                                                    -----------    ------------
INCREASE IN NET ASSETS FROM CAPITAL
 SHARE TRANSACTIONS ...............................  31,494,762     745,064,059
                                                    ===========    ============
INCREASE IN NET ASSETS ........................................     752,291,960

NET ASSETS:
Beginning of period ...........................................         100,014
                                                                   ------------
END OF PERIOD (including accumulated
  net loss of $646,326) .......................................    $752,391,974
                                                                   ============

----------

* Commencement of operations.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION -- Seligman New Technologies Fund II, Inc. (the "Fund") was incorporated in Maryland on March 10, 2000 and subsequently was organized and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund had no operations prior to June 22, 2000 (commencement of operations) other than those relating to organizational matters and the sale to Seligman Advisors, Inc. of 4,220 shares of Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

      The Fund may invest in equity securities of privatelyowned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. Such investments will be valued at fair value, which is expected to be cost unless J. & W. Seligman &Co. Incorporated (the "Manager") determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer fair or appropriate. Examples of cases where cost may no longer be appropriate include sales of similar securities to third parties at different prices, or if a venture capital company in which the Fund invests undertakes an initial public offering. In such situations, the Fund's investment will be revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value. In addition, the Fund may hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regula- ted investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made to stockholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

e. ORGANIZATION AND OFFERING EXPENSES -- Costs of $102,500 incurred to establish the Fund have been expensed as organization expenses. Costs relating to the public offering of the Fund's Common shares of $1,361,797 were charged to capital at the time of issuance of the shares.

3. PURCHASES AND SALES OF SECURITIES -- Purchases of portfolio securities, excluding short-term investments, for the period June 22, 2000 to June 30, 2000 amounted to $423,854,767. The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $13,573,717 and $5,699,490, respectively.

4. REPURCHASE OFFERS -- To provide investors with a limited degree of liquidity, the Fund will make quarterly offers to repurchase its shares. Repurchase offers will be limited to 5% of the number of the Fund's outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund's Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price will be equal to the share's net asset value on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. The Fund expects that payment of the repurchase price will be made on the third business day after the repurchase pricing date, but the payment may be made as much as seven days after such pricing date.

   The Fund's first repurchase offer will commence in September 2000. Thereafter, quarterly repurchase offers will commence each December, March, June and September, and each such repurchase offer will be completed in the following month, ordinarily on the second Friday of that month.

NOTES TO FINANCIAL STATEMENTS

5. MANAGEMENT FEE, INCENTIVE FEE, STOCKHOLDER SERVICING FEE, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.50% per annum of the Fund's average daily net assets. The Manager has undertaken through December 31, 2001 to waive a portion of its management fee or to reimburse a portion of the Fund's expenses to the extent that the Fund's total expenses (before payment of the incentive fee, interest expense on any borrowings, and any extraordinary expenses) in any calendar year would otherwise exceed an annual rate of 2.50% of its average daily net assets for such year.

   In addition to the management fee, the Fund will pay an annual incentive fee, if any, to the Manager, calculated as described below. The Fund will accrue daily a liability for the incentive fee that may be greater than the amount payable by the Fund to the Manager as a result of using a different calculation for determining the accrual. The amount of incentive fees paid to the Manager will not exceed the incentive fees accrued by the Fund.

   The incentive fee payable to the Manager at the end of a calendar year will equal 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to the Manager in previous years. The cumulative incentive fee base is equal to the sum of the Fund's: (i) cumulative net realized capital gains or losses; (ii) cumulative net investment income or loss; and (iii) net unrealized depreciation of securities. The Manager is under no obligation to repay any incentive fees previously paid by the Fund.

   The Fund will accrue daily a liability for incentive fees payable equal to 15% of the daily net increase in the Fund's net assets from investment operations. If applicable, this liability will be reduced (but not below zero) on any day by 15% of the net decrease in the Fund's net assets from investment operations. At the end of each calendar year, if an incentive fee is paid to the Manager, the amount of the incentive fee accrual will be reduced by the amount paid to the Manager. No incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses and net unrealized depreciation against net realized capital gains, net unrealized appreciation, and net investment income.

   The incentive fee calculations are subject to certain adjustments if the Fund has cumulative losses from operations at the dates of any repurchases or issuances of shares.

   Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the period from the initial trade date for Fund shares (June 19, 2000) to June 30, 2000, such fees aggregated $121,717, or 0.50% per annum of the Fund's average daily net assets for this period.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $82,221 for stockholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, Seligman Advisors, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in organization expenses, and the accumulated balance thereof at June 30, 2000, of $3,115 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. RESTRICTED SECURITIES -- At June 30, 2000, the Fund owned a private placement investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of this holding as set forth in an agreement entered into in connection with the purchase of this investment. This investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition date of this investment, along with its cost and value at June 30, 2000, is as follows:

                      ACQUISITION
INVESTMENT                DATE          COST           VALUE
----------            -----------       ----           -----
Metro-Optix
  (Series B)             6/23/00     $7,160,947     $7,160,947

FINANCIAL HIGHLIGHTS

   The table below is intended to help you understand the Fund's financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the period shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distribution. Total return does not reflect any sales charges and is not annualized.

                                                                       6/22/00*
                                                                         TO
                                                                       6/30/00
                                                                      ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..............................   $  23.70
                                                                      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...............................................      (0.02)
Net realized and unrealized gain on investments ...................       0.25
                                                                      --------
TOTAL FROM INVESTMENT OPERATIONS ..................................       0.23
Offering costs ....................................................      (0.04)
                                                                      --------
NET INCREASE IN NET ASSET VALUE ...................................       0.19
                                                                      --------
NET ASSET VALUE, END OF PERIOD ....................................   $  23.89
                                                                      ========
TOTAL RETURN: .....................................................       0.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..........................   $752,392
Ratio of expenses to average net assets ...........................       2.67%+
Ratio of net investment income to average net assets ..............       3.69%+
Portfolio turnover rate ...........................................         --
Without fee waiver/reimbursement:
Ratio of expenses to average net assets ...........................       3.67%+
Ratio of net investment income to average net assets ..............       2.69%+

----------

* Commencement of operations.

+ In computing the ratios of expenses and net investment income to average net assets, income and expenses other than incentive fees and organization expenses are annualized. Incentive fees are an expense of the Fund only when the Fund has positive investment performance. Incentive fees have not been annualized as there is no assurance that the Fund will have positive performance in the future. Organization expenses are not annualized because they were a one-time expense incurred at the Fund's commencement of operations. The Manager has agreed to limit the Fund's expenses, other than incentive fees, interest expense on any borrowings and extraordinary expenses, to an annual rate of 2.50% of the Fund's average net assets.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN NEW TECHNOLOGIES FUND II, INC.

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund II, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations and of changes in net assets, and the financial highlights for the period from June 22, 2000 (commencement of operations) to June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of June 30, 2000, the results of its operations, and the changes in its net assets and the financial highlights for the period from June 22, 2000 to June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
August 11, 2000

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

(800) 622-4597    24-HOUR AUTOMATED
                  TELEPHONE ACCESS
                  SERVICE

BOARD OF DIRECTORS

JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
  Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
  J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT

PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

----------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

STORM BOSWICK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

PAUL H. WICK
VICE PRESIDENT

FRANK J. NASTA
SECRETARY

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com




THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF COMMON STOCK OF SELIGMAN NEW TECHNOLOGIES FUND II, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.



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